ASSIGNMENT AND ASSUMPTION
OF ENGAGEMENT LETTER
This Assignment and Assumption of Engagement Letter (“Assignment”), effective as of the Effective Date (as defined below), is made by and between Katalyst Securities LLC (“Katalyst”) and The Benchmark Company, LLC (“Benchmark” and collectively the “Placement Agents”), Miramar Technologies, Inc., a Delaware corporation (“Assignor”) and Miramar Labs, Inc., a Delaware corporation (“Assignee”).
RECITALS:
WHEREAS, Assignor has entered into that certain Private Placement Engagement Agreement dated as of June 1, 2016 with the Placement Agents to provide Assignor with certain professional services (the “Engagement Letter”);
WHEREAS, as of the Effective Date, a subsidiary of Assignee merged with and into Assignor, which resulted in Assignor becoming a wholly-owned subsidiary of Assignee (the “Merger”);
WHEREAS, pursuant to the terms of the Engagement Letter, Assignee will enter into that certain Subscription Agreement with each of the purchasers identified on the signature pages thereto (the “Subscription Agreement”) in connection with a private placement offering by Assignee (the “Offering”) in one or more closings (the first of any such closings, the “Initial Closing”);
WHEREAS, the effective date of this Assignment shall be the date of the Initial Closing under the Subscription Agreement (the “Effective Date”); and
WHEREAS, the assignment of the Engagement Letter by Assignor and the assumption by the Assignee as provided herein is desired to be effected by the parties hereto in connection with the Merger.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually agree, effective as of the Effective Date, as follows:
1.Assignment. Assignor hereby conveys, transfers, assigns, sets over to and vests in Assignee all of Assignor’s entire right, title and interest in, to and under the Engagement Letter.
2.    Assumption. Assignor does hereby delegate to Assignee, and Assignee hereby accepts such assignment and does hereby assume and agree to pay, discharge and perform when due, all duties, agreements, obligations and liabilities of Assignor arising under the Engagement Letter, including, without limitation, all fees and expenses payable by the Assignor thereunder, all liabilities arising under those certain representations and warranties outlined in Item G of the Engagement Letter and all obligations arising under those certain indemnification and contribution provisions outlined in Appendix I of the Engagement Letter.
3.    Placement Agents’ Consent. Each of the Placement Agents hereby consents to the assignment of the Engagement Letter by Assignor to Assignee pursuant to the terms hereof.

4.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.
5.    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.
6.    Certain Representations.
(a)No Disqualification Events. The Assignee hereby represents and warrants to the Placement Agents that the representations and warranties set forth in Section W(a) of the Engagement Letter are true, correct and complete with respect to the Assignee as of the date hereof and as of the Effective Date.
(b)Power and Authority. Each party represents and warrants to the other that it is fully empowered and authorized to execute and deliver this Assignment and the individual signing this Assignment on behalf of such party represents and warrants to the other party that he or she is fully empowered and authorized to do so.
7.    Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same Assignment.
[Signature page follows]

IN WITNESS WHEREOF, Katalyst, Benchmark, Assignor and Assignee have executed and delivered this Assignment as of the Effective Date.
ASSIGNOR:        MIRAMAR TECHNOLOGIES, INC.
a Delaware corporation
By:    /s/ R. Michael Kleine
Name: R. Michael Kleine
Title: President & Chief Executive Officer
ASSIGNEE:        MIRAMAR LABS, INC.
a Delaware corporation
By:    /s/ Andrey Zasoryn
Name: Andrey Zasoryn
Title: President
KATALYST:        KATALYST SECURITIES LLC
By:    /s/ Michael A. Silverman
Name: Michael A. Silverman
Title: Managing Director
BENCHMARK:        THE BENCHMARK COMPANY, LLC
By:    /s/ John J. Borer
Name: John J. Borer
Title: Senior Managing Director

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